UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

______________________________

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 27, 2014

EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16653	73-1238709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6506 S. Lewis Ave., Suite 112, Tulsa, OK 74316-1020

(Address of principal executive offices) (Zip Code)

(918) 488-8068

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 24, 2014, Empire Petroleum Corporation (the “Company”) and Sierra Nevada Oil LLC (“Sierra”) executed a letter agreement (the “Letter Agreement”) amending that certain Call Option Agreement dated as of March 4, 2014 (the “Call Option Agreement”), by and between the Company and Sierra. The Letter Agreement extends the date by which Sierra may exercise the call option granted to it under the Call Option Agreement to September 1, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

10.1	Letter Agreement dated June 27, 2014, by and between Empire Petroleum Corporation and Sierra Nevada Oil LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION

 Date: June 27, 2014

By: /s/ Albert E. Whitehead

Albert E. Whitehead

Chief Executive Officer